UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 9, 2007
CANARGO ENERGY CORPORATION
( Exact name of registrant as specified in its charter )

Delaware	001-32145	91-0881481

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CanArgo Energy Corporation
P.O. Box 291, St. Peter Port
Guernsey, British Isles		GY1 3RR

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (44) 1481 729 980
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities
Item 7.01 Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 99.1

The matters discussed in this Current Report on Form 8-K include forward looking statements, which are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated in such forward looking statements. Such risks, uncertainties and other factors include the uncertainties inherent in oil and gas development and production activities, the effect of actions by third parties including government officials, fluctuations in world oil prices and other risks detailed in the Company’s Reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission. The forward-looking statements are intended to help shareholders and others assess the Company’s business prospects and should be considered together with all information available. They are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company cannot give assurance that the results will be attained.
Section- Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement
Amendment, Consent and Waiver to Note Purchase Agreement dated July 25, 2005
On July 25, 2005, CanArgo Energy Corporation (“CanArgo” or the “Company”) entered into a Note Purchase Agreement with certain purchasers in respect of the private placement of US$25 million in aggregate principal amount of Senior Secured Notes due July 25, 2009 (the “Senior Secured Notes”).
Under the terms of the Senior Secured Notes, CanArgo may, at its option and without the consent of the holders of the Senior Secured Notes, upon not less than 90 days and not more than 120 days prior written notice, prepay at any time and from time to time after July 31, 2006, all or any part of the Senior Secured Notes, in a principal amount of not less than $100,000 at the following Redemption Prices (expressed as percentages of the amount so prepaid): 105% after July 31, 2006; 104% after January 1, 2007; 103% after July 1, 2007; 102% after January 1, 2008; 101% after July 1, 2008, and 100% after January 1, 2009, together with all accrued and unpaid interest.
On August 9, 2007, CanArgo entered into an Amendment, Consent and Waiver Agreement with the holders of the Senior Secured Notes (the “Senior Noteholders”), pursuant to which:
•	CanArgo agreed to use part of the net proceeds received by its wholly owned subsidiary CanArgo Limited (after commission and certain expenses, including CanArgo Limited’s pro rata share of the costs and expenses incurred in relation to the recent initial public offering of shares in Tethys Petroleum Limited, which pro rata share of costs and expenses is expected to amount to approximately $500,000) to repay to the Senior Noteholders all amounts outstanding on the Senior Notes and accordingly remitted (or procured the remittance) to Ingalls & Snyder LLC (the “Escrow Agent”) on or about August 3, 2007 the sum of $20,840,396.49, such sum to be held in an escrow account (the “Escrow Account”) and released from the Escrow Account pursuant to an escrow agreement (the “Escrow Agreement”) dated as of August 3, 2007 among CanArgo, CanArgo Limited and the Escrow Agent; and

•	the Senior Noteholders agreed to waive the notice period which the Company would otherwise have required to give the Senior Noteholders on early repayment of the Senior Notes; and

•	the Senior Noteholders agreed that, notwithstanding the date of the Amendment, Consent and Waiver Agreement, interest on the Senior Notes would cease to accrue as of (but including) August 8, 2007; and

•	the parties agreed that following release from the Escrow Account of the monies necessary to repay all amounts owing on the Senior Notes the Escrow Agent would disburse such amounts to the Senior Noteholders in accordance with the respective entitlements of the Senior Noteholders to receive repayment of the Senior Notes; and

•	by waiving the notice period which the Company would otherwise be required to give the Senior Noteholders of an early repayment of the Senior Notes and by agreeing to a variation of the interest provisions attaching to the Senior Notes the Senior Noteholders effectively gave up (a) certain rights to convert their Senior Notes into common stock of CanArgo as an alternative to accepting repayment of their Senior Notes and (b) the right to receive interest on their Senior Notes in respect of the period between, on the one hand, the date on which CanArgo would otherwise have served notice of early repayment and, on the other hand, the date on which repayment (or conversion) would otherwise have taken place; and

•	in order to compensate the Senior Noteholders for giving up the aforesaid rights, CanArgo agreed to issue to the Senior Noteholders in aggregate warrants to purchase up to 17,916,667 shares at an exercise price of $1.00 per share, subject to adjustment, of CanArgo’s common stock, par value $0.10 per share, expiring at close of business on December 6, 2007 (the “Senior Note Compensatory Warrants”); and

•	accordingly, CanArgo and the Senior Noteholders agreed to amend the Note Purchase Agreement and the Senior Secured Notes to give effect to the foregoing.
Amendment, Consent and Waiver to Note and Warrant Purchase Agreement dated March 3, 2006
On March 3, 2006, CanArgo entered into a Note and Warrant Purchase Agreement with certain purchasers in respect of the private placement of US$13 million in aggregate principal amount of Senior Subordinated Convertible Guaranteed Notes due September 1, 2009 (the “Subordinated Notes”).
Under the terms of the Subordinated Notes CanArgo may, at its option, upon at least not less than 60 days and not more than 120 days prior written notice, prepay at any time and from time to time after March 1, 2007, all or any part of the Subordinated Notes, in a principal amount of not less than $100,000 at the following Redemption Prices (expressed as percentages of the amount so prepaid): 105% after March 1, 2007; 104% after September 1, 2007; 103% after March 1, 2008; 102% after September 1, 2008; 101% after March 1, 2009, and 100% after September 1, 2009, together with all accrued and unpaid interest.
On August 13, 2007, CanArgo entered into an Amendment, Consent and Waiver Agreement with the holders of the Subordinated Notes (the “Subordinated Noteholders”), pursuant to which:
•	it was agreed that the balance standing to the credit of the Escrow Account as at the relevant repayment date would be used to repay part of the outstanding Subordinated Notes; and
•	the aggregate principal amount of the Subordinated Notes to be repaid pursuant to the Amendment, Consent and Waiver Agreement would be calculated in accordance with the terms of that agreement (such amount of Subordinated Notes the “Repayment Subordinated Notes”); and
•	the Subordinated Noteholders agreed that, notwithstanding the date of the Amendment, Consent and Waiver Agreement, interest on the Repayment Subordinated Notes (but not the remaining Subordinated Notes) would cease to accrue as of (but including) August 14, 2007; and
•	by waiving the notice period which CanArgo would otherwise be required to give the Subordinated Noteholders of an early repayment of the Repayment Subordinated Notes and by agreeing to a variation of the interest provisions attaching to the Repayment Subordinated Notes the Subordinated Noteholders effectively gave up (a) certain rights to convert their Repayment

Subordinated Notes into common stock of CanArgo as an alternative to accepting repayment of the Repayment Subordinated Notes and (b) the right to receive interest on the Repayment Subordinated Notes in respect of the period between, on the one hand, the date on which CanArgo would otherwise have served notice of early repayment and, on the other hand, the date on which actual repayment (or conversion) of the Repayment Subordinated Notes would otherwise have taken place; and

•	in order to compensate the Subordinated Noteholders for giving up the aforesaid rights, CanArgo agreed to issue to the Subordinated Noteholders warrants to purchase certain shares (subsequently agreed upon as warrants to purchase 3,750,000 shares) at an exercise price of $1.00 per share, subject to adjustment, of CanArgo’s common stock, par value $0.10 per share, expiring at close of business on November 13, 2007 (the “Subordinated Note Compensatory Warrants”), the aggregate number of all such Subordinated Note Compensatory Warrants being calculated in accordance with the terms of the Amendment, Consent and Waiver Agreement; and

•	accordingly CanArgo and the Subordinated Noteholders agreed to amend the Note Purchase Agreement and the Repayment Subordinated Notes to give effect to the foregoing.
Agreement to Subscribe for CanArgo Shares
On August 10, 2007, CanArgo entered into a subscription agreement with three accredited investors in terms of which CanArgo has agreed to issue those investors by way of a private placement of 2,500,000 shares of CanArgo common stock at $1.00 per share, resulting in gross proceeds of $2,500,000. In consideration for the investors agreeing to make the subscription, CanArgo has also agreed to issue to the investors warrants to subscribe for an aggregate of 5 million shares of common stock of CanArgo. The warrants will have an exercise price of $1.00 per share, subject to adjustment, and will be exercisable up to the end of August, 2009.
Section 3- Securities and Trading Markets
Item 3.02 Unregistered Sales of Equity Securities
As disclosed in greater detail in Item 1.01 above, CanArgo has agreed to issue the Senior Note Compensatory Warrants and the Subordinated Note Compensatory Warrants to certain of the Senior Noteholders and Subordinated Noteholders in transactions intended to qualify for the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (“Securities Act”), and Regulation D promulgated thereunder. The Senior Note Compensatory Warrants and the Subordinated Note Compensatory Warrants are respectively convertible into and exercisable for shares of the common stock of CanArgo, par value US$0.10 per share upon the terms and conditions and at the exercise prices, respectively, as set forth in Item 1.01 above.
As disclosed in greater detail in Item 1.01 above, CanArgo has agreed to issue to three accredited investors by way of a private placement 2,500,000 shares of CanArgo common stock and 5,000,000warrants in transactions intended to qualify for the exemption from registration afforded by Securities Act and Regulation D promulgated thereunder. The Warrants are convertible into and exercisable for shares of the common stock of CanArgo, par value US$0.10 per share upon the terms and conditions and at the exercise price as set forth in Item 1.01 above.
Section 7- Regulation FD
Item 7.01 Regulation FD Disclosure
August 13, 2007 – Guernsey, Channel Islands — CanArgo Energy Corporation (OSE: CNR, AMEX:CNR) (“CanArgo” or the “Corporation” or the “Company”) today announced that following on from the recent sale of its interest in Tethys Petroleum Limited (“TPL”) the net proceeds have been used to pay down a large portion of CanArgo’s long-term convertible debt (as obliged in terms of its contractual arrangements with the holders of these notes). In addition, a small private placement, as more fully described below, of CanArgo common stock has been agreed, priced at $1.00 per share, with the proceeds to be used to advance the planned hydraulic fracturing of the Manavi M12 well, with Schlumberger now having been contracted to mobilise the required equipment to Georgia to commence these operations in early October.
Approximately $21 million of net proceeds were received from the sale of TPL stock and these funds have been applied to repay all of the Corporation’s Senior Secured Notes and part of the Corporation’s Senior Subordinated Notes. The amounts repaid include the original principal and interest payable in kind principal, accrued interest and an early redemption premium in accordance with the provisions of the convertible notes. The noteholders have agreed to forego the notice period (up to 120 days for the Senior Secured Notes and up to 90 days for the Senior Subordinated Notes) for the repayment of this debt (and accordingly their right to receive interest during such period) and consequently their rights to convert all or part of their notes into common stock of CanArgo at a conversion price of $0.90 per share for the Senior Secured Notes and $1.00 per share for the Senior Subordinated Notes during the notice period for which they have been issued short-term compensatory warrants, priced at $1.00 per share and expiring between November 13 and December 6, 2007.
Following repayment of these notes, as described above, CanArgo will have outstanding approximately $15.2 million of convertible debt remaining, excluding unamortized debt discount.
CanArgo has also entered into a subscription agreement with three accredited investors in terms of which CanArgo has agreed to issue those investors by way of a private placement 2,500,000 shares of CanArgo common stock at $1.00 per share, thus raising gross proceeds of $2,500,000. In consideration for the investors agreeing to make the subscription, CanArgo has also agreed to issue to the investors warrants to subscribe for an aggregate of 5 million shares of common stock of CanArgo. The warrants will have an exercise price of $1.00 per share and will be exercisable up to the end of August, 2009.
The information in Item 7.01 of this Report (including its exhibit) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to liability of that section. The information in Item 7.01 of this Report (including its exhibit) shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Ac, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.
A copy of CanArgo’s press release in respect of corporate developments is being furnished as Exhibit 99.1.
Section 9—Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
          (d) Exhibits:

Exhibit No.	Exhibit Description
10.1	Amendment, Consent and Waiver Agreement dated as of August 9, 2007 by and among CanArgo Energy Corporation, Ingalls & Snyder LLC, and the Purchasers party thereto, including the form of the Senior Note Compensatory Warrants to purchase up to 17,916,667 shares of CanArgo common stock issuable thereunder.

10.2	Amendment, Consent and Waiver Agreement dated as of August 13, 2007 by and among CanArgo Energy Corporation, Ingalls & Snyder LLC and the Purchasers party thereto, including the form of the Subordinated Note Compensatory Warrants to purchase certain shares of CanArgo common stock issuable thereunder.

10.3	Subscription letter agreement dated as of August 10, 2007 to offer the right to subscribe for an aggregate of 2,500,000 shares of common stock, of the Company and an aggregate of 5,000,000 common stock purchase warrants.

99.1	Press Release dated August 13, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANARGO ENERGY CORPORATION
Date: August 14, 2007	By:	/s/ Elizabeth Landles
Elizabeth Landles, Corporate
Secretary